UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4400

T. Rowe Price Equity Income Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1: Report to Shareholders

Equity Income Fund	June 30, 2010

The views and opinions in this report were current as of June 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

The year so far has been a tale of two markets for stocks. The equity market rallied in the first four months of 2010 and then hit a wall in May and June. Investors began the year feeling optimistic about the outlook for the global economy, and stock prices rose through the end of April. Beginning in late April, however, concerns about a possible slowing of economic growth, combined with instability in the euro zone and worries about a possible Greek default, resulted in falling stock prices. By the end of the first half, stocks as measured by the S&P 500 Index declined 6.65%.

As shown in the Performance Comparison table, during the past six months, your fund returned -5.69% versus -6.65% for the S&P 500 Index and -6.43% for the Lipper Equity Income Funds Index, which measures the performance of similar funds. (Performance for the Advisor and R Class shares was lower due to their different expense ratios.) The more defensive sectors held up better than other segments during the recent pullback. While we declined less than the broad market, good relative performance when we lose money is never particularly satisfying. However, we should not lose sight of the fact that, even after the most recent correction, we have enjoyed a marked improvement in the tone of global equity markets since the dark days of 2008 and early 2009.

DIVIDEND DISTRIBUTION

On June 25, 2010, your fund’s Board of Trustees declared a second-quarter dividend of $0.10 per share to shareholders of record on that day. This dividend was paid on June 29. The second-quarter dividend distribution brings total dividends paid so far in 2010 to $0.19 per share. (Dividends were slightly lower for the Advisor and R Class shares.)

PORTFOLIO REVIEW

After the robust gains achieved since March 2009, it is not unrealistic to experience a correction in share prices, defined as a pullback of 10% or more. Simply put, the equity market rebounded at a faster pace than the underlying economy, and it was time for the market to pause and wait for the economy to catch up. Not surprisingly, as investors worried about the pace of the economic recovery, cyclical companies struggled in the first part of 2010. Telecommunications and technology shares were notable laggards during the first half. There were several exceptions as some cyclical companies, including Boeing, Whirlpool, and Deere, performed well and contributed to fund performance. Regional banks were a particularly bright spot, whereas large money center banks such as JPMorgan Chase struggled. Food and beverage companies and consumer products companies tended to do well, given their general lack of cyclicality. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Our biggest disappointment during the period was our investment in BP, the center of attention in the Gulf of Mexico oil spill disaster. We don’t have much to add to the detailed coverage supplied by the media, except that we believe BP’s share price has already taken most of the punishment it is likely to receive. We have been monitoring the situation daily. As containment efforts continue, our team of analysts has been assessing the potential ramifications on BP’s liquidity, upcoming liabilities, and future profitability. Additionally, we are evaluating the effects these events will have on the industry as a whole, as well as on other potential investments. The purposes of our working group are to share information, avoid redundancy in our efforts, and gain insights into the dynamics and future implications of the spill. T. Rowe Price employees have been pulling together information from diverse sources and distributing regular communications with insights, market commentary, and key market data related to the spill. To further strengthen the firm’s overall efforts, we dispatched our analysts to the Gulf region, spending some 35 research days in Louisiana and Texas. Our colleagues met with lawyers, fishermen, politicians, local journalists, and company executives in an attempt to gain a full understanding of the impact of the spill on all parties involved.

After careful analysis, we have decided to retain our position in the stock. In our view, a globally strong company like BP should be able to weather the storm and work through what has truly been a genuine catastrophe. BP is an outstanding example in support of the argument for portfolio diversification. We believe that with approximately 120 companies in the portfolio, no one holding—even one as disappointing as BP—can have too damaging an impact on the fund.

In terms of significant changes to the portfolio, we made new investments in Monsanto, ITT, Emerson Electric, Comcast, and Archer Daniels Midland. We added Exelon at the end of last year. These companies share the common characteristics of strong businesses selling at attractive valuation levels with good dividend yields. For one reason or another, each has been somewhat out of favor, and we’re betting in each case on a return to investor confidence. Regarding holdings eliminated from the portfolio, we sold a successful investment in a Ford Motor convertible bond and took profits in Southwest Airlines, WellPoint, Black & Decker, and BJ Services. BJ Services and Black & Decker were taken over by Baker Hughes and Stanley Works, respectively.

OUTLOOK

Despite the volatility of the first half, we believe we are on the long and winding road toward both economic and equity market recovery. The last few months remind us that, even in a period of recovery, equity markets can be challenging. Concerns about the pace of global economic growth, and jitters surrounding Greece and the stability of the euro zone, rattled the confidence of investors and resulted in the equity market correction just experienced. Despite this pullback, underlying fundamentals generally appear to be positive. Corporate earnings performance has been encouraging. Most economic indicators point to continued growth, albeit at a slightly slower rate than what was expected earlier in 2010. Corporate balance sheets remain very strong. The financials sector’s capital position has been greatly reinforced. Investors around the world are holding substantial amounts of cash earning very low, if any, returns. At some point investors will become less risk averse, and that dynamic should provide support for the equity market.

At the beginning of the year, we expressed the view that we would likely see some ebbing and flowing of equity markets, particularly in light of the substantial advance during the last nine months of 2009. We did not necessarily think that this ebbing and flowing would result in as sharp a downturn as we saw at the end of the first half. Nonetheless, corrections of the magnitude we just experienced are not unusual, as mentioned. Following the sell-off, we feel as though the equity markets and the underlying economy are much more in sync than they were at the beginning of the year. We expect continued good corporate earnings performance and moderate economic growth in the second half of 2010, and we believe that stocks in general offer attractive valuations.

As always, we appreciate your continued confidence and support.

Respectfully submitted,

Brian C. Rogers
President of the fund and chairman of its Investment Advisory Committee

July 20, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Beta: A measure of the market risk of a stock showing how responsive it is to a given market index, such as the S&P 500 Index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Earnings growth rate – current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/10‡	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE						
Beginning of period	$ 20.99	$ 17.08	$ 28.10	$ 29.55	$ 25.92	$ 26.59
Investment activities						
Net investment income	0.19(1)	0.39(1)	0.60(1)	0.57	0.49	0.46
Net realized and unrealized gain (loss)	(1.37)	3.91	(10.32)	0.39	4.42	0.66
Total from investment activities	(1.18)	4.30	(9.72)	0.96	4.91	1.12
Distributions						
Net investment income	(0.19)	(0.39)	(0.59)	(0.58)	(0.49)	(0.46)
Net realized gain	–	–	(0.71)	(1.83)	(0.79)	(1.33)
Total distributions	(0.19)	(0.39)	(1.30)	(2.41)	(1.28)	(1.79)
NET ASSET VALUE						
End of period	**$ 19.62**	**$ 20.99**	**$ 17.08**	**$ 28.10**	**$ 29.55**	**$ 25.92**

Ratios/Supplemental Data

Total return(2)	**(5.69)%(1)**	**25.62%(1)**	**(35.75)%(1)**	**3.30%**	**19.14%**	**4.26%**
Ratio of total expenses to average net assets	0.68%(1)(3)	0.72%(1)	0.69%(1)	0.67%	0.69%	0.71%
Ratio of net investment income to average net assets	1.77%(1)(3)	2.19%(1)	2.59%(1)	1.89%	1.77%	1.73%
Portfolio turnover rate	5.7%	13.5%	31.6%	25.7%	17.3%	20.5%
Net assets, end of period (in millions)	$ 14,815	$ 15,494	$ 12,492	$ 20,521	$ 20,999	$ 17,891

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 5. Excludes expenses permanently waived 0.01%, 0.01%, and 0.00%, of average net assets for the six months ended 6/30/10 and the years ended 12/31/09 and 12/31/08, respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/10‡	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE						
Beginning of period	$ 20.95	$ 17.04	$ 28.04	$ 29.50	$ 25.87	$ 26.55
Investment activities						
Net investment income	0.16(1)	0.35(1)	0.55(1)	0.51	0.43	0.40
Net realized and unrealized gain (loss)	(1.36)	3.91	(10.29)	0.37	4.42	0.66
Total from investment activities	(1.20)	4.26	(9.74)	0.88	4.85	1.06
Distributions						
Net investment income	(0.16)	(0.35)	(0.55)	(0.51)	(0.43)	(0.41)
Net realized gain	–	–	(0.71)	(1.83)	(0.79)	(1.33)
Total distributions	(0.16)	(0.35)	(1.26)	(2.34)	(1.22)	(1.74)
NET ASSET VALUE						
End of period	**$ 19.59**	**$ 20.95**	**$ 17.04**	**$ 28.04**	**$ 29.50**	**$ 25.87**

Ratios/Supplemental Data

Total return(2)	**(5.79)%(1)**	**25.40%(1)**	**(35.88)%(1)**	**3.03%**	**18.92%**	**4.03%**
Ratio of total expenses to average net assets	0.92%(1)(3)	0.92%(1)	0.90%(1)	0.88%	0.89%	0.92%
Ratio of net investment income to average net assets	1.53%(1)(3)	1.99%(1)	2.38%(1)	1.68%	1.58%	1.52%
Portfolio turnover rate	5.7%	13.5%	31.6%	25.7%	17.3%	20.5%
Net assets, end of period (in millions)	$ 1,411	$ 1,679	$ 1,407	$ 2,539	$ 2,247	$ 2,315

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 5. Excludes expenses permanently waived 0.01%, 0.01%, and 0.00%, of average net assets for the six months ended 6/30/10 and the years ended 12/31/09 and 12/31/08, respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/10‡	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE						
Beginning of period	$ 20.92	$ 17.02	$ 28.01	$ 29.46	$ 25.86	$ 26.55
Investment activities						
Net investment income	0.13(1)	0.31(1)	0.49(1)	0.43	0.36	0.34
Net realized and unrealized gain (loss)	(1.36)	3.89	(10.28)	0.38	4.40	0.65
Total from investment activities	(1.23)	4.20	(9.79)	0.81	4.76	0.99
Distributions						
Net investment income	(0.14)	(0.30)	(0.49)	(0.43)	(0.37)	(0.35)
Net realized gain	–	–	(0.71)	(1.83)	(0.79)	(1.33)
Total distributions	(0.14)	(0.30)	(1.20)	(2.26)	(1.16)	(1.68)
NET ASSET VALUE						
End of period	$ 19.55	$ 20.92	$ 17.02	$ 28.01	$ 29.46	$ 25.86
Ratios/Supplemental Data						
Total return(2)	(5.93)%(1)	25.04%(1)	(36.05)%(1)	2.80%	18.56%	3.76%
Ratio of total expenses to average net assets	1.21%(1)(3)	1.18%(1)	1.16%(1)	1.15%	1.16%	1.18%
Ratio of net investment income to average net assets	1.25%(1)(3)	1.72%(1)	2.12%(1)	1.42%	1.30%	1.29%
Portfolio turnover rate	5.7%	13.5%	31.6%	25.7%	17.3%	20.5%
Net assets, end of period (in thousands)	$ 181,944	$ 185,899	$ 155,633	$ 278,500	$ 268,968	$ 186,652

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 5. Excludes expenses permanently waived 0.01%, 0.01%, and 0.00%, of average net assets for the six months ended 6/30/10 and the years ended 12/31/09 and 12/31/08, respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 95.2%		
CONSUMER DISCRETIONARY 14.5%		
Automobiles 0.4%		
Harley-Davidson	3,201,500	71,169
		71,169
Distributors 0.5%		
Genuine Parts	1,973,200	77,843
		77,843
Diversified Consumer Services 0.3%		
H&R Block	3,124,300	49,020
		49,020
Hotels, Restaurants & Leisure 1.0%		
Marriott, Class A	4,037,370	120,879
MGM Resorts International (1)	4,699,400	45,302
		166,181
Household Durables 2.4%		
D. R. Horton	2,958,200	29,079
Fortune Brands	5,080,800	199,066
Whirlpool	1,913,400	168,035
		396,180
Leisure Equipment & Products 0.8%		
Mattel	6,517,700	137,915
		137,915
Media 5.7%		
Cablevision, Class A	4,856,700	116,609
Comcast, Class A	4,000,000	69,480
Madison Square Garden, Class A (1)	1,265,875	24,900
McGraw-Hill	5,771,100	162,399
New York Times, Class A (1)	7,150,400	61,851
Time Warner	8,427,533	243,640

ENERGY 12.0%		
Energy Equipment & Services 1.4%		
Baker Hughes	1,000,000	41,570
Schlumberger	3,455,500	191,228
		232,798
Oil, Gas & Consumable Fuels 10.6%		
Anadarko Petroleum	3,208,700	115,802
BP, ADR	3,898,700	112,594
Chevron	5,917,700	401,575
ConocoPhillips	1,931,900	94,837
ExxonMobil	5,917,700	337,723
Murphy Oil	4,198,700	208,046
Royal Dutch Shell, ADR	5,670,400	284,768
Spectra Energy	3,699,300	74,245
Sunoco	3,121,900	108,548
		1,738,138
Total Energy		1,970,936
FINANCIALS 20.4%		
Capital Markets 2.0%		
Bank of New York Mellon	6,154,000	151,942
Legg Mason	5,073,600	142,213
Och-Ziff Capital Management	2,741,600	34,517
		328,672
Commercial Banks 5.3%		
KeyCorp	9,770,500	75,135
Marshall & Ilsley	5,747,100	41,264
Regions Financial	9,250,000	60,865
SunTrust	5,623,800	131,035
U.S. Bancorp	11,343,600	253,529

Wells Fargo	12,226,400	312,996
		874,824
Consumer Finance 3.6%		
American Express	9,268,400	367,956
Capital One Financial	3,053,300	123,048
SLM Corporation (1)	9,461,800	98,308
		589,312
Diversified Financial Services 5.8%		
Bank of America	24,918,486	358,079
JPMorgan Chase	13,700,800	501,586
NYSE Euronext	3,528,600	97,495
		957,160
Insurance 3.7%		
Chubb	1,479,200	73,975
Lincoln National	5,028,800	122,150
Marsh & McLennan	7,890,300	177,926
Progressive	3,938,200	73,723
Sun Life Financial	4,000,000	105,240
The Travelers Companies	975,400	48,038
		601,052
Total Financials		3,351,020
HEALTH CARE 5.3%		
Biotechnology 0.6%		
Amgen (1)	1,774,700	93,349
		93,349
Pharmaceuticals 4.7%		
Bristol Myers Squibb	5,916,500	147,558
Eli Lilly	4,295,700	143,906
Johnson & Johnson	2,666,000	157,454

Software 1.6%		
Electronic Arts (1)	3,775,900	54,373
Microsoft	8,671,900	199,540
		253,913
Total Information Technology		915,767
MATERIALS 6.8%		
Chemicals 2.7%		
DuPont	4,414,000	152,680
International Flavors & Fragrances	3,152,700	133,738
Monsanto	3,300,000	152,526
		438,944
Construction Materials 0.8%		
Vulcan Materials	2,869,800	125,783
		125,783
Metals & Mining 1.2%		
Alcoa	4,730,000	47,584
Nucor	4,100,600	156,971
		204,555
Paper & Forest Products 2.1%		
International Paper	8,766,136	198,377
MeadWestvaco	4,014,600	89,124
Weyerhaeuser	1,479,200	52,068
		339,569
Total Materials		1,108,851
TELECOMMUNICATION SERVICES 4.3%		
Diversified Telecommunication Services 3.6%		
AT&T	13,182,300	318,880
Qwest Communications International	23,653,800	124,182

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $17,692,386)	$ 16,407,289
Dividends and interest receivable	29,737
Receivable for shares sold	25,100
Receivable for investment securities sold	7,101
Other assets	288
Total assets	16,469,515
Liabilities	
Payable for investment securities purchased	31,081
Payable for shares redeemed	17,496
Investment management fees payable	7,744
Due to affiliates	1,407
Other liabilities	3,794
Total liabilities	61,522
NET ASSETS	$ 16,407,993
Net Assets Consist of:	
Undistributed net investment income	$ 6,831
Accumulated undistributed net realized loss	(1,322,863)
Net unrealized loss	(1,285,042)
Paid-in capital applicable to 836,334,463 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	19,009,067
NET ASSETS	$ 16,407,993
NET ASSET VALUE PER SHARE	
Investor Class	
($14,815,081,801 / 755,002,049 shares outstanding)	$ 19.62
Advisor Class	
($1,410,966,808 / 72,028,092 shares outstanding)	$ 19.59
R Class	
($181,944,308 / 9,304,322 shares outstanding)	$ 19.55

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 6/30/10		Year Ended 12/31/09
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	154,587	$	318,920
Net realized gain (loss)		173,826		(1,050,809)
Change in net unrealized gain (loss)		(1,319,704)		4,343,067
Increase (decrease) in net assets from operations		(991,291)		3,611,178
Distributions to shareholders				
Net investment income				
Investor Class		(142,104)		(287,521)
Advisor Class		(11,893)		(29,663)
R Class		(1,267)		(2,708)
Decrease in net assets from distributions		(155,264)		(319,892)
Capital share transactions*				
Shares sold				
Investor Class		1,599,288		2,295,185
Advisor Class		224,749		664,499
R Class		34,536		56,601
Distributions reinvested				
Investor Class		133,000		268,941
Advisor Class		11,565		29,081
R Class		1,256		2,708
Shares redeemed				
Investor Class		(1,372,844)		(2,463,833)
Advisor Class		(409,616)		(775,712)
R Class		(26,661)		(64,603)
Increase in net assets from capital share transactions		195,273		12,867
Net Assets				
Increase (decrease) during period		(951,282)		3,304,153
Beginning of period		17,359,275		14,055,122
End of period	$	16,407,993	$	17,359,275

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Equity Income Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The fund has three classes of shares: the Equity Income Fund original share class, referred to in this report as the Investor Class, offered since October 31, 1985; the Equity Income Fund—Advisor Class (Advisor Class), offered since March 31, 2000; and the Equity Income Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets during the period ended June 30, 2010. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $41,000 for the six months ended June 30, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2010, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,196,615,000 and $958,055,000, respectively, for the six months ended June 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2009 and December 31, 2009, and totaled $88,713,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2009, the fund had $1,344,766,000 of unused capital loss carryforwards, which expire: $88,622,000 in fiscal 2016 and $1,256,144,000 in fiscal 2017.

At June 30, 2010, the cost of investments for federal income tax purposes was $17,692,386,000. Net unrealized loss aggregated $1,285,042,000 at period-end, of which $1,916,584,000 related to appreciated investments and $3,201,626,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.21% of the fund’s average daily net assets in excess of $15 billion; previously, through May 31, 2005, the individual fund fee had been a flat rate of 0.25% of the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2010, expenses incurred pursuant to these service agreements were $56,000 for Price Associates; $2,678,000 for T. Rowe Price Services, Inc.; and $3,281,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Trustees, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2010, the fund was charged $192,000 for shareholder servicing costs related to the college savings plans, of which $137,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2010, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2010, the fund was allocated $981,000 of Spectrum Funds’ expenses, of which $667,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2010, approximately 8% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the six months ended June 30, 2010, are as follows:

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Trustees (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio for the Investor Class was above the median for certain groups of comparable funds but below the median for other groups of comparable funds, the total expense ratio for the Advisor Class was below the median for comparable funds, and the total expense ratio for the R Class was above the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Income Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2010